                            [PHOTO APPEARS HERE]



                            AIM GLOBAL AGGRESSIVE
                                  GROWTH FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT         OCTOBER 31, 1996

[PHOTO APPEARS HERE]


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o During the year ended October 31, 1996, the Fund paid distributions on both Class A and Class B shares of $0.046 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o  Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS
REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Global Small Company Fund Category represents an average of the performance of global small company mutual funds tracked by Lipper.
o The Morgan Stanley Capital International World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
          AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                         OF PRINCIPAL AMOUNT INVESTED.

                             AIM GLOBAL AGGRESSIVE
                                  GROWTH FUND

                       For shareholders who seek long-
                            term growth of capital.
                         The Fund invests in a portfolio
                           of global equity securities
                        of small capitalization companies
                               with above-average
                               earnings momentum.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                     Dear Shareholder:

                     As you may have heard in the financial news, A I M
                     Management Group Inc. recently announced a significant
                     event in our company's history--an agreement to merge
                     with INVESCO PLC, one of the world's largest independent
     [PHOTO of       investment management groups.
     Charles T.      AIM has long been known for its strategic planning and
       Bauer,        forward thinking. In seeking this merger, AIM had specific
    Chairman of      goals in choosing a partner: to better AIM's position to
   the Board of      succeed in an increasingly competitive financial services
     the Fund        environment, both in the U.S. and globally; to ensure the
  APPEARS HERE]      continuation of AIM's independent culture, investment
                     philosophy, and dedication to our shareholders; and to offer the broadest range of products and services to our shareholders.

A "MERGER OF EQUALS" THAT PRESERVES INDEPENDENCE
When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect the strongly complementary strengths of our two companies which together create a "merger of equals." AMVESCO will have combined assets under management in excess of $150 billion.
   Most importantly, the agreement enables AIM to preserve its independent culture--which has been so essential to our company's success. The locations, management, structure, and brand names of AIM and INVESCO will not change.
   With INVESCO, AIM achieves a strategic combination with a partner that offers complementary rather than overlapping strengths. AIM has delivered impressive performance over the years as a domestic retail fund manager. INVESCO brings to AIM its primary strengths as an institutional money manager, and as a successful international investment manager with significant operations in North America, Europe, and the Pacific region.

NO CHANGES IN YOUR AIM FUND OR ITS MANAGEMENT
While AIM certainly will be enriched through these added strengths, it will retain those qualities that have produced two decades of successful performance. The reputation of AIM funds has been built by its seasoned team of portfolio managers who adhere to AIM's disciplined and successful investment management process. AIM's central goal is to keep the current investment team in place and our time-tested investment philosophy intact. Also, the names of AIM funds will not change.
   Moreover, because the merger will not result in any changes in the way AIM does business, this transaction will be seamless--without any disruption of service to you.

YOUR VOTE IS IMPORTANT
The merger is expected to be completed on or about February 28. As a result of the merger, it is necessary for shareholders of AIM funds to approve a new investment advisory agreement.
   Recently, we mailed an announcement for the shareholder meeting planned on February 7, along with a proxy card that describes proposals that relate to the management and policies of your Fund. We encourage you to review and return your proxy as soon as possible. Your Fund's Board of Directors carefully considered and unanimously approved the proposals and recommends that you vote in favor of each one. Your vote is important to us. If you haven't yet mailed your proxy card, please send it today.
   The AIM/INVESCO merger marks a new and promising era for AIM, and we believe it will yield exciting opportunities for AIM shareholders. We appreciate the trust you have placed in us.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                          ---------------------------
                               With INVESCO, AIM
                              achieves a strategic
                               combination with a
                          partner that offers comple-
                              mentary rather than
                             overlapping strengths.
                          ---------------------------

THE MANAGERS' OVERVIEW

GLOBAL STOCK INVESTORS
ARE TREATED TO A STRONG 1996

A roundtable discussion with the Fund management team for AIM Global Aggressive Growth Fund for the fiscal year ended October 31, 1996.
--------------------------------------------------------------------------------

Q. U.S. STOCKS HAD ANOTHER STRONG YEAR, AND WORLD EQUITY MARKETS HAVE STRENGTHENED. HOW DID AIM GLOBAL AGGRESSIVE GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
A. It has been a good year for global stocks. As strong as the performance of U.S. stocks has been during the reporting period, 13 world equity markets ranked higher. The Morgan Stanley Capital International (MSCI) World Index of global stocks gained 16.30% for the year ended October 31, 1996.
      AIM Global Aggressive Growth Fund had a better year--total return as of October 31, 1996, was 20.83% for Class A shares and 20.09% for Class B shares. That performance also bested the 14.54% average total return for similar funds over the same period, according to the Lipper Global Small Company Fund Category of world equity markets.

Q. WHAT IGNITED THE PERFORMANCE OF WORLD EQUITY MARKETS?
A. In foreign markets, signs of improving economic performance, lower interest rates, and a strong U.S. dollar encouraged investors to propel stocks to enthusiastic levels during 1996, especially in Europe. On October 15, stock markets in the United Kingdom, Denmark, Germany, Hungary, the Netherlands, Norway, Spain, Sweden, and Switzerland set new highs. Many of these countries were among the Fund's largest weightings.
      Clearly, the drive to comply with European Monetary Unit standards has been a significant influence behind the economic revival. Earlier in the year, the club of countries likely to adopt a single currency in January
   1999 seemed to include a select few. Now, many countries are cutting interest rates and attacking budget deficits in a scramble to qualify for EMU standards, and financial markets have roared their approval.

Q. WHAT WERE THE FORCES DRIVING THE ADVANCE IN DOMESTIC STOCKS?
A. Stocks in the U.S. delivered another record-breaking performance thanks to continued healthy growth in the economy without rising inflation.
      The charging advance was interrupted briefly in July when it seemed interest rates might rise and company earnings might falter. Higher interest rates increase borrowing and operating costs, and that can have a stronger impact on corporate profits, particularly for smaller companies. In 1995, small companies had posted stunning profits that seemed hard to meet a year later.
      Uncertainty creates volatile markets, and investors gravitated to stocks in larger companies with more predictable earnings. As a result, large-company stocks generally have outperformed smaller company stocks in the U.S. in 1996. However, it has become apparent recently that small company stocks have grown more appealing as earnings reports show surprisingly strong growth.

Q. HOW ABOUT THE PACIFIC RIM?
A. Stock markets in Asia were thriving. Hong Kong, Malaysia, and Indonesia--countries in which the Fund invests--were among the top-performing countries in the Pacific basin, based on U.S. dollars. Improved investor confidence has triggered a surge of funds into the region. In China, companies on Hong Kong's Hang Seng stock market index raised
   HK$22 billion ($2.8 billion) in the first eight months of 1996.
      Japan's stock market continued to languish as that economy struggled to emerge from recession. The Bank of Japan has lowered interest rates to near

===============================================================================
AIM GLOBAL AGGRESSIVE GROWTH FUND       LIPPER RANKINGS (CLASS A SHARES)
HAS STRONG YEAR                         As of 10/31/96
-------------------------------------------------------------------------------
10/31/95-10/31/96
                                                            Global Small   Top
AIM FUND CLASS A           20.83%       Period   AIM Fund   Company Funds   %

AIM FUND CLASS B           20.09%
                                        1 YEAR       6             24       25%
MSCI WORLD INDEX           16.30%
                                        THE FUND'S CLASS B SHARES RANKED 7
LIPPER CATEGORY            14.54%       OF 24 FUNDS, OR 30% FOR THE YEAR
                                        ENDED 10/31/96.
                                        FUND PERCENTAGE RANKINGS ARE VS. ALL
                                        GLOBAL FUNDS TRACKED BY LIPPER,
                                        EXCLUDING ALL SALES CHARGES, AND
                                        INCLUDING FEES AND EXPENSES.

===============================================================================

                        -------------------------------
                              Signs of improving
                             economic performance,
                           lower interest rates, and
                        a strong U.S. dollar encouraged
                          investors to propel stocks
                        to enthusiastic levels in 1996.
                        -------------------------------

          See important Fund & index disclosures inside front cover.

================================================================================
PORTFOLIO COMPOSITION

as of October 31, 1996
--------------------------------------------------------------------------------

Top 10 Foreign Equity Holdings            Top 10 Domestic Equity Holdings

 1. Cosco Pacific Ltd.                    1. McAfee Associates, Inc.
 2. Hang Seng Bank Ltd.                   2. Sun Microsystems, Inc.
 3. Sungei Way Holdings Berhad            3. Altera Corp.
 4. PT Hanjaya Mandala Sampoerna          4. Intel Corp.
 5. Malayan Banking Berhad                5. Clear Channel Communications, Inc.
 6. Sun Hung Kai Properties Ltd.          6. Toys "R" Us, Inc.
 7. YPF Sociedad Anonima-ADR              7. Ascend Communications, Inc.
 8. P.T. Bank International Indonesia     8. ADC Telecommunications, Inc.
 9. Perez Companc S.A.                    9. Energy Ventures, Inc.
10. New World Infrastructure             10. 3Com Corp.

================================================================================
Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

================================================================================
A GLOBAL VIEW
--------------------------------------------------------------------------------

TOP 10 WORLD MARKETS

AVERAGE ANNUALIZED RETURN
IN U.S. DOLLARS

10/31/95-10/31/96

   1. Taiwan                38.32%

   2. Argentina             33.21

   3. Brazil                33.03

   4. Spain                 31.11

   5. Venezuela             30.93

   6. Canada                29.94

   7. Sweden                28.92

   8. Portugal              28.06

   9. Hong Kong             28.04

  10. Ireland               27.05


Source: Morgan Stanley Capital International
================================================================================

   zero in an effort to stimulate growth, and recent economic data has suggested some gathering strength. Japanese exporters were strong beneficiaries of the continued strength in the U.S. dollar. However, consumer spending--the engine of domestic economic growth--continues to lag.

Q. HOW DID THE FUND TAKE ADVANTAGE OF THE GLOBAL INVESTMENT CLIMATE?
A. The Fund had a strong presence in the U.S--more than 38% of the portfolio as of October 31, 1996. The primary concentrations were in stocks of technology, retail, and health-care sectors. Among the larger holdings were Sun Microsystems, Energy Ventures, Blyth Industries, and Patterson Dental Co.
      The Fund's portfolio also included many of the top-performing European markets like the United Kingdom, Spain, the Netherlands, and Sweden. The Fund held significant positions in Autoliv, Oce-Van Der Grinten N.V.-V, Misys plc, and Canadian Natural Resources.

Q. HOW WAS THE FUND INVESTED OUTSIDE EUROPE AND THE U.S.?
A. Hong Kong stocks again claimed many of the Fund's top 10 equity positions, including the Fund's largest holding, Cosco Pacific Ltd., a leading conglomerate, followed by the Hang Seng Bank Ltd.
      In Japan, the Fund reduced its investment exposure to 5%, and continued to emphasize those companies that benefit from the budding economic expansion such as Aderans Co. Ltd and 77 Bank.

Q. HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?
A. The Fund held a large number of stocks--569 as of October 31, 1996, spread over 31 countries and 73 industry categories. The largest position weighting in the Fund was 0.86%. More than 38% of the Fund's holdings was invested in the U.S., followed by 23% in Europe, 7% in Hong Kong, and 5% in Japan. The Fund's net assets at the end of the reporting period stood at $1.73 billion.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET IN 1997?
A. Conditions appear favorable for stocks in general, and even better for smaller company stocks. Recent reports show that economic growth in the U.S. slowed to a 2.0% annual rate in the third quarter from 4.7% in the second quarter.
      That is good news for world markets--the U.S. economy is growing at a reasonable rate without rising inflation, which keeps the U.S. dollar strong and reduces the likelihood that worldwide interest rates may increase over the near term.
      Most signs are positive for continued improvement in Europe. Privatization and consolidation efforts have begun to bear fruit in corporate profitability, and governments are making serious progress with budget deficits.
      Recent reports suggest that the United Kingdom's labor market has become the envy of European growth enthusiasts. The 7.2% unemployment rate for October was a nudge lower than the 7.4% of September and well below the 8.1% of October 1995.
      Analysts also are eyeing strong economic progress in Hong Kong and Malaysia. Even Japan's recovery has begun to show signs of life.

                       ---------------------------------
                       It is good news for world markets
                        that the U.S. economy is growing
                              at a reasonable rate
                           without rising inflation.
                       ---------------------------------

          See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM GLOBAL AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 9/15/94 to 10/31/96. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley
Capital International World Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
AVERAGE ANNUAL TOTAL RETURN
As of 10/31/96. Including sales charges.
--------------------------------------------------------------------------------

CLASS A SHARES

Inception (9/15/94)                21.24%
1 Year                             15.09*
*20.83% excluding sales charge.


CLASS B SHARES

Inception (9/15/94)                22.26%
1 Year                             15.09*
*20.09% excluding sales charge.
================================================================================

================================================================================
GROWTH OF A $10,000 INVESTMENT
Past performance is no guarantee of comparable future results.

                    AIM GLOBAL              AIM GLOBAL
                AGGRESSIVE GROWTH        AGGRESSIVE GROWTH
                  FUND, CLASS A            FUND, CLASS B        MSCI WORLD INDEX
                                (In thousands)
--------------------------------------------------------------------------------
9/15/94               $9,524                 $10,000                $10,000

11/30/94               9,505                   9,970                  9,585

2/28/95                9,590                  10,050                  9,677

5/31/95               10,676                  11,170                 10,593

8/31/95               12,352                  12,910                 10,878

11/30/95              12,524                  13,070                 11,407

2/28/96               13,505                  14,080                 12,033

5/31/96               15,369                  15,997                 12,538

8/31/96               14,738                  15,315                 12,303

10/31/96              15,063                  15,336                 12,878
================================================================================

                     (Data are for the month-ends shown)


Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

                                                         For Your Consideration

MARKETS LOOK TO INDICATORS TO SEE
WHICH WAY THE ECONOMIC WIND BLOWS

Every month, the government releases reports of key economic indicators--the harbingers of the business cycle considered so vital to financial markets. Have you ever wondered why economic indicators are so important? We asked Gary Beauchamp, AIM's Economic Strategist, to discuss a few widely followed indicators that may be of interest to investors.

GROSS DOMESTIC PRODUCT (GDP)
GDP measures the final output of goods and services produced in the United States in one year, which makes it the broadest measure of economic performance. Initial estimates are released about a month after the close of each quarter.
   Financial markets react strongly to the GDP number because it indicates the pace of economic activity. For instance, if the GDP is growing at a faster rate than in previous periods, it's an indication that the economy may be heating up. Rapid growth strains the economy, and that drives up prices and interest rates. The resulting inflation erodes corporate profits and the value of financial securities. Conversely, growth that is too slow causes prices and profits to fall, and that drives up unemployment and dries up demand.

EMPLOYMENT DATA
When the various economic indicators are mixed, many analysts consider employment data to be the most important. An increase in employment, a decrease in initial jobless claims, or a decrease in unemployment can bode well for the economy. However, an unexpectedly large surge in employment, such as the non-farm payroll figures reported last February and March, can signal the potential for inflation.

INDUSTRIAL PRODUCTION AND CAPACITY UTILIZATION
Monthly industrial production and capacity utilization indicators report the efficiency of economic productivity. The index of industrial production measures changes in the output of the mining, manufacturing, and gas and electric utilities sectors of the economy. Capacity utilization is the rate at which industrial production sectors operate--it is an indicator of industry's current physical limits.
   Together, these indicators can reveal expansion or contraction in the economy before the GDP. High levels are positive; but maximum levels of industrial production and capacity utilization can indicate inordinate strain on the economy, which can lead to inflation. Conversely, low levels of capacity utilization often generate increased productivity efficiency, and that can signal an upturn in the economy from recession.

HOUSING STARTS
Released monthly by the U.S. Department of Commerce, the housing starts figure is an estimate of the number of new homes and apartments under construction within a stated period. The housing starts figure is sensitive to changes in interest rates and reported levels of new home sales--another indicator of consumer confidence. When consumers feel secure about the direction of the economy, they are more likely to make long-term financial commitments like home mortgages. Conversely, housing starts tend to fall well before the onset of recession. One of the most volatile indicators, housing start figures often vary widely from month to month and are sometimes substantially revised.

INDEX OF LEADING ECONOMIC INDICATORS
The U.S. Commerce Department tracks the performance of the economy by measuring changes in the business cycle--the alternating progression of the economy from periods of expansion when business is growing to periods of contraction when business activity slows and unemployment increases.
   Every month, the Commerce Department compiles its composite index of leading economic indicators. Leading indicators are those factors that have shown the tendency to signal change before the economy makes a major turn. The index measures changes in such factors as stock prices, new orders for durable goods, contracts and orders for plant and equipment, and average weekly claims for state unemployment compensation. Positive changes in the index signal improvement in the economy. Negative changes are understood to be warnings that the economy might contract.

"The composite index of leading economic indicators is not the square root of the universe. There is no single index or formula that provides all the answers to the problems of business forecasting."

Michael B. Lehman, The Business One Irwin Guide to Using The Wall Street Journal

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                      SHARES           VALUE
DOMESTIC COMMON STOCKS-38.11%

ADVERTISING/BROADCASTING-0.80%

Clear Channel Communications,
  Inc.(a)                                62,300   $     4,547,900
-----------------------------------------------------------------
Heftel Broadcasting Corp.(a)            100,000         3,625,000
-----------------------------------------------------------------
Jacor Communications, Inc.(a)           100,000         2,800,000
-----------------------------------------------------------------
Paxson Communications Corp.(a)           70,000           621,250
-----------------------------------------------------------------
SFX Broadcasting, Inc.-Class A(a)        50,000         2,150,000
-----------------------------------------------------------------
                                                       13,744,150
-----------------------------------------------------------------

AEROSPACE/DEFENSE-0.17%

BE Aerospace, Inc.(a)                   137,500         2,990,625
-----------------------------------------------------------------

AIRLINES-0.06%

Reno Air, Inc.(a)                       150,000         1,050,000
-----------------------------------------------------------------

AUTOMOBILE/TRUCKS PARTS &
  TIRES-0.04%

Borg-Warner Automotive, Inc.              8,000           307,000
-----------------------------------------------------------------
Mark IV Industries, Inc.                 15,750           340,594
-----------------------------------------------------------------
                                                          647,594
-----------------------------------------------------------------

BANKING-0.51%

Bank of Boston Corp.                     45,000         2,880,000
-----------------------------------------------------------------
Cole Taylor Financial Group, Inc.       100,000         3,006,250
-----------------------------------------------------------------
Washington Mutual, Inc.                  70,800         2,991,300
-----------------------------------------------------------------
                                                        8,877,550
-----------------------------------------------------------------

BIOTECHNOLOGY-0.11%

Guidant Corp.                            40,900         1,886,512
-----------------------------------------------------------------

BUSINESS SERVICES-1.34%

APAC Teleservices, Inc.(a)               40,000         1,845,000
-----------------------------------------------------------------
Cambridge Technology Partners,
  Inc.(a)                               100,200         3,306,600
-----------------------------------------------------------------
Career Horizons, Inc.(a)                 80,300         3,262,188
-----------------------------------------------------------------
Claremont Technology Group,
  Inc.(a)                                50,700         1,546,350
-----------------------------------------------------------------
CUC International Inc.(a)                56,550         1,385,475
-----------------------------------------------------------------
Data Processing Resources Corp.(a)       13,500           271,688
-----------------------------------------------------------------
Equifax, Inc.                             5,200           154,700
-----------------------------------------------------------------
IntelliQuest Information Group,
  Inc.(a)                                70,000         1,540,000
-----------------------------------------------------------------
Pharmaceutical Product
  Development, Inc.(a)                  100,810         1,927,991
-----------------------------------------------------------------
RemedyTemp, Inc.-Class A(a)              38,000           760,000
-----------------------------------------------------------------
Robert Half International, Inc.(a)       65,000         2,608,125
-----------------------------------------------------------------
Romac International, Inc.(a)             50,000         1,437,500
-----------------------------------------------------------------
Sterling Healthcare Group(a)             12,100           213,263
-----------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                               32,300           791,350
-----------------------------------------------------------------
Vincam Group, Inc. (The)(a)              49,500         1,571,625
-----------------------------------------------------------------
Whittman-Hart, Inc.(a)                   10,800           513,000
-----------------------------------------------------------------
                                                       23,134,855
-----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.31%

Airgas, Inc.(a)                         150,000         3,393,750
-----------------------------------------------------------------
IMC Global, Inc.                         50,000         1,875,000
-----------------------------------------------------------------
                                                        5,268,750
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
COMPUTER MINI/PCS-0.65%

Dell Computer Corp.(a)                   50,000   $     4,068,750
-----------------------------------------------------------------
Rational Software Corp.(a)               50,000         1,918,750
-----------------------------------------------------------------
Sun Microsystems, Inc.(a)                86,100         5,252,100
-----------------------------------------------------------------
                                                       11,239,600
-----------------------------------------------------------------

COMPUTER NETWORKING-1.34%

ACT Networks, Inc.(a)                    83,400         2,856,450
-----------------------------------------------------------------
Ascend Communications, Inc.(a)           68,200         4,458,575
-----------------------------------------------------------------
Auspex Systems, Inc.(a)                  71,700           734,925
-----------------------------------------------------------------
Cascade Communications Corp.(a)          53,100         3,856,388
-----------------------------------------------------------------
Cisco Systems, Inc.(a)                   33,600         2,079,000
-----------------------------------------------------------------
Digital Systems International,
  Inc.(a)                                14,500           197,563
-----------------------------------------------------------------
FORE Systems, Inc.(a)                    66,600         2,647,350
-----------------------------------------------------------------
Sync Research, Inc.(a)                   40,900           541,925
-----------------------------------------------------------------
3Com Corp.(a)                            64,900         4,388,863
-----------------------------------------------------------------
Xircom, Inc.(a)                          69,100         1,399,275
-----------------------------------------------------------------
                                                       23,160,314
-----------------------------------------------------------------

COMPUTER PERIPHERALS-0.32%

American Power Conversion Corp.(a)       84,500         1,806,188
-----------------------------------------------------------------
U.S. Robotics Corp.(a)                   58,100         3,653,038
-----------------------------------------------------------------
                                                        5,459,226
-----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-6.31%

Affiliated Computer Services,
  Inc.(a)                                64,200         3,531,000
-----------------------------------------------------------------
Amisys Managed Care Systems(a)           64,800           988,200
-----------------------------------------------------------------
ANSYS, Inc.(a)                          105,300         1,289,925
-----------------------------------------------------------------
Applied Microsystems Corp.(a)            60,000           652,500
-----------------------------------------------------------------
Applix, Inc.(a)                          74,500         1,806,625
-----------------------------------------------------------------
Bell & Howell Co.(a)                     68,800         1,840,400
-----------------------------------------------------------------
BISYS Group, Inc. (The)(a)               81,900         3,050,775
-----------------------------------------------------------------
Cellular Technical Services Co.(a)      180,000         2,902,500
-----------------------------------------------------------------
Citrix Systems, Inc.(a)                  50,000         2,762,500
-----------------------------------------------------------------
Clarify, Inc.(a)                          5,300           255,725
-----------------------------------------------------------------
Computer Associates International,
  Inc.                                   45,375         2,682,796
-----------------------------------------------------------------
Computer Data Systems, Inc.               4,100           110,700
-----------------------------------------------------------------
Computer Task Group, Inc.                53,700         2,027,175
-----------------------------------------------------------------
CSG Systems International, Inc.(a)       85,000         1,423,750
-----------------------------------------------------------------
Dendrite International, Inc.(a)          79,600         2,119,350
-----------------------------------------------------------------
Documentum, Inc.(a)                      40,000         1,490,000
-----------------------------------------------------------------
DST Systems, Inc.(a)                     34,200         1,051,650
-----------------------------------------------------------------
Electronic Arts, Inc.(a)                 77,200         2,895,000
-----------------------------------------------------------------
Engineering Animation, Inc.(a)          126,800         3,106,600
-----------------------------------------------------------------
Forte Software, Inc.(a)                  32,000         1,208,000
-----------------------------------------------------------------
GT Interactive Software Corp.(a)         60,900         1,164,712
-----------------------------------------------------------------
HBO & Co.(a)                             36,500         2,194,562
-----------------------------------------------------------------
HPR, Inc.(a)                            150,000         2,100,000
-----------------------------------------------------------------
Indus Group, Inc.(a)                     37,500           759,375
-----------------------------------------------------------------
Integrated Systems, Inc.(a)              69,900         1,887,300
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
COMPUTER SOFTWARE/SERVICES-
  (CONTINUED)

Intuit, Inc.(a)                          20,000   $       540,000
-----------------------------------------------------------------
JDA Software Group, Inc.(a)              50,000         1,718,750
-----------------------------------------------------------------
McAfee Associates, Inc.(a)              118,125         5,374,687
-----------------------------------------------------------------
Mechanical Dynamics, Inc.(a)             70,000         1,006,250
-----------------------------------------------------------------
Medic Computer Systems, Inc.(a)          62,000         1,751,500
-----------------------------------------------------------------
Microsoft Corp.(a)                       21,200         2,909,700
-----------------------------------------------------------------
National Data Corp.                      75,000         3,084,375
-----------------------------------------------------------------
Network General Corp.(a)                 75,800         1,828,675
-----------------------------------------------------------------
OpenVision Technologies, Inc.(a)        200,000         2,150,000
-----------------------------------------------------------------
Oracle Systems Corp.(a)                  53,200         2,251,025
-----------------------------------------------------------------
Parametric Technology Co.(a)             30,200         1,476,025
-----------------------------------------------------------------
Physician Computer Network,
  Inc.(a)                               170,500         1,523,843
-----------------------------------------------------------------
Pure Atria Corp.(a)                     130,800         3,564,300
-----------------------------------------------------------------
Renaissance Solutions, Inc.(a)           65,000         2,616,250
-----------------------------------------------------------------
S3 Inc.(a)                              200,000         3,775,000
-----------------------------------------------------------------
Scopus Technology, Inc.(a)               18,800           723,800
-----------------------------------------------------------------
Segue Software, Inc.(a)                  50,000           668,750
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)               69,200         1,946,250
-----------------------------------------------------------------
Structural Dynamics Research
  Corp.(a)                               60,000         1,065,000
-----------------------------------------------------------------
Sungard Data Systems Inc.(a)             40,100         1,714,275
-----------------------------------------------------------------
Sykes Enterprises, Inc.(a)               10,200           474,300
-----------------------------------------------------------------
Synopsys, Inc.(a)                        46,300         2,083,500
-----------------------------------------------------------------
Systemsoft Corp.(a)                      75,000         2,118,750
-----------------------------------------------------------------
Transition Systems, Inc.(a)              14,700           139,650
-----------------------------------------------------------------
Vanstar Corp.(a)                         95,000         2,256,250
-----------------------------------------------------------------
Veritas Software Corp.(a)                75,000         3,787,500
-----------------------------------------------------------------
Viasoft, Inc.(a)                         75,000         3,693,750
-----------------------------------------------------------------
Visio Corp.(a)                           53,000         2,444,625
-----------------------------------------------------------------
Wind River Systems(a)                    76,500         3,251,250
-----------------------------------------------------------------
Xylan Corp.(a)                           43,700         1,748,000
-----------------------------------------------------------------
                                                      108,987,150
-----------------------------------------------------------------

CONSUMER NON-DURABLES-0.24%

Central Garden and Pet Co.(a)            75,000         1,771,875
-----------------------------------------------------------------
Herbalife International, Inc.            38,000           755,250
-----------------------------------------------------------------
USA Detergents, Inc.(a)                  50,000         1,650,000
-----------------------------------------------------------------
                                                        4,177,125
-----------------------------------------------------------------

COSMETICS & TOILETRIES-0.62%

Helen Of Troy Ltd.(a)                   170,800         3,117,100
-----------------------------------------------------------------
Nature's Sunshine Products, Inc.        150,000         3,318,750
-----------------------------------------------------------------
NBTY, Inc.(a)                           275,000         4,296,875
-----------------------------------------------------------------
                                                       10,732,725
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/
  MISCELLANEOUS-0.49%

Berg Electronics Corp.(a)                76,400         2,158,300
-----------------------------------------------------------------
BMC Industries, Inc.                    110,000         3,258,750
-----------------------------------------------------------------
Checkpoint Systems, Inc.(a)              50,000         1,118,750
-----------------------------------------------------------------
Harman International Industries,
  Inc.                                    1,785            91,704
-----------------------------------------------------------------
Sawtek Inc.(a)                           20,500           620,125
-----------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)       20,000           605,000
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
ELECTRONIC COMPONENTS/
  MISCELLANEOUS-(CONTINUED)

ThermoQuest Corp.(a)                     45,000   $       590,625
-----------------------------------------------------------------
                                                        8,443,254
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.10%

Imperial Credit Industries,
  Inc.(a)                               100,000         1,812,500
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-1.32%

AmeriCredit Corp.(a)                     50,000           950,000
-----------------------------------------------------------------
Amresco, Inc.(a)                         70,000         1,478,750
-----------------------------------------------------------------
Cityscape Financial Corp.(a)             18,400           473,800
-----------------------------------------------------------------
CMAC Investment Corp.                    12,200           843,325
-----------------------------------------------------------------
Concord EFS, Inc.(a)                     92,737         2,689,373
-----------------------------------------------------------------
Credit Acceptance Corp.(a)               77,400         2,089,800
-----------------------------------------------------------------
Green Tree Financial Corp.               38,500         1,525,563
-----------------------------------------------------------------
Money Store, Inc. (The)                  69,275         1,783,831
-----------------------------------------------------------------
Olympic Financial Ltd.(a)               143,500         2,278,063
-----------------------------------------------------------------
PMT Services, Inc.(a)                   100,000         2,000,000
-----------------------------------------------------------------
RAC Financial Group, Inc.(a)             34,000         2,040,000
-----------------------------------------------------------------
Student Loan Marketing Association       25,000         2,068,750
-----------------------------------------------------------------
SunAmerica, Inc.                         70,000         2,625,000
-----------------------------------------------------------------
                                                       22,846,255
-----------------------------------------------------------------

FOOD/PROCESSING-0.20%

Richfood Holdings, Inc.                 146,200         3,527,075
-----------------------------------------------------------------

FUNERAL SERVICES-0.14%

Equity Corp. International(a)           105,000         2,415,000
-----------------------------------------------------------------

FURNITURE-0.18%

Ethan Allen Interiors, Inc.              86,000         3,074,500
-----------------------------------------------------------------

GAMING-0.34%

GTECH Holdings Corp.(a)                  47,600         1,404,200
-----------------------------------------------------------------
Primadonna Resorts, Inc.(a)             150,000         2,418,750
-----------------------------------------------------------------
Trump Hotels & Casino Resorts,
  Inc.(a)                               132,800         2,108,200
-----------------------------------------------------------------
                                                        5,931,150
-----------------------------------------------------------------

HOMEBUILDING-0.24%

American Homestar Corp.(a)               50,000         1,062,500
-----------------------------------------------------------------
Southern Energy Homes, Inc.(a)          202,500         3,012,188
-----------------------------------------------------------------
                                                        4,074,688
-----------------------------------------------------------------

HOTELS/MOTELS-0.16%

Prime Hospitality Corp.(a)               30,000           457,500
-----------------------------------------------------------------
Suburban Lodges Of America,
  Inc.(a)                                20,000           417,500
-----------------------------------------------------------------
Sun International Hotels Ltd.(a)         33,100         1,563,975
-----------------------------------------------------------------
Wyndham Hotel Corp.(a)                   16,700           317,300
-----------------------------------------------------------------
                                                        2,756,275
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.35%

Compdent Corp.(a)                        60,000         2,062,500
-----------------------------------------------------------------
CRA Managed Care, Inc.(a)                30,300         1,537,725
-----------------------------------------------------------------
First Commonwealth, Inc.(a)              45,000           945,000
-----------------------------------------------------------------
United Companies Financial Corp.         50,000         1,493,750
-----------------------------------------------------------------
                                                        6,038,975
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
INSURANCE (MULTI-LINE
  PROPERTY)-0.27%

CapMAC Holdings, Inc.                    70,000   $     2,336,250
-----------------------------------------------------------------
HCC Insurance Holdings, Inc.             77,250         1,969,875
-----------------------------------------------------------------
Vesta Insurance Group, Inc.              12,000           307,500
-----------------------------------------------------------------
                                                        4,613,625
-----------------------------------------------------------------

LEISURE & RECREATION-0.83%

Callaway Golf Co.                        60,000         1,837,500
-----------------------------------------------------------------
Cannondale Corp.(a)                     100,000         1,925,000
-----------------------------------------------------------------
Lewis Galoob Toys, Inc.(a)               50,000         1,343,750
-----------------------------------------------------------------
Harley-Davidson, Inc.                    34,100         1,538,763
-----------------------------------------------------------------
Imax Corp.(a)                            75,000         2,700,000
-----------------------------------------------------------------
West Marine, Inc.(a)                     70,600         2,488,650
-----------------------------------------------------------------
WMS Industries, Inc.(a)                 100,000         2,450,000
-----------------------------------------------------------------
                                                       14,283,663
-----------------------------------------------------------------

MACHINE TOOLS-0.14%

Precision Castparts Corp.                50,000         2,337,500
-----------------------------------------------------------------

MEDICAL (DRUGS)-0.83%

Arbor Drugs, Inc.                       110,900         2,509,113
-----------------------------------------------------------------
Cardinal Health, Inc.                    45,000         3,532,500
-----------------------------------------------------------------
Curative Technologies, Inc.(a)           75,000         1,706,250
-----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)            50,000         1,725,000
-----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)         40,000         1,165,000
-----------------------------------------------------------------
Medicis Pharmaceutical Corp.(a)          75,000         3,768,750
-----------------------------------------------------------------
                                                       14,406,613
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.03%

ABR Information Services, Inc.(a)        35,000         2,423,750
-----------------------------------------------------------------
American HomePatient, Inc.(a)           100,000         2,375,000
-----------------------------------------------------------------
American Medical Response, Inc.(a)       22,100           663,000
-----------------------------------------------------------------
Apria Healthcare Group, Inc.(a)          78,019         1,492,113
-----------------------------------------------------------------
Arbor Health Care Co.(a)                 60,100         1,314,688
-----------------------------------------------------------------
ClinTrials Research Inc.(a)              35,900         1,332,788
-----------------------------------------------------------------
EmCare Holdings Inc.(a)                  61,500         1,537,500
-----------------------------------------------------------------
Enterprise Systems, Inc.(a)              50,000           806,250
-----------------------------------------------------------------
Envoy Corp.(a)                           50,000         1,837,500
-----------------------------------------------------------------
FPA Medical Management, Inc.(a)         100,000         1,862,500
-----------------------------------------------------------------
Genesis Health Ventures, Inc.(a)         50,900         1,164,337
-----------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                              115,000         2,831,875
-----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                     69,000         2,587,500
-----------------------------------------------------------------
Hologic, Inc.(a)                         50,000         1,137,500
-----------------------------------------------------------------
MedPartners, Inc.(a)                     38,500           813,312
-----------------------------------------------------------------
Multicare Co., Inc.(a)                   34,350           618,300
-----------------------------------------------------------------
Myriad Genetics, Inc.(a)                 15,000           371,250
-----------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)          60,000         1,822,500
-----------------------------------------------------------------
OccuSystems, Inc.(a)                     45,000         1,231,875
-----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                               123,000         1,768,125
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)             20,000           910,000
-----------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)         15,200           598,500
-----------------------------------------------------------------
PhyCor, Inc.(a)                          49,950         1,548,450
-----------------------------------------------------------------
Physicians Resource Group, Inc.(a)       75,000         2,025,000
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
MEDICAL (PATIENT SERVICES)-(CONTINUED)

Renal Care Group, Inc.(a)                90,400   $     3,344,800
-----------------------------------------------------------------
Renal Treatment Centers, Inc.(a)         50,000         1,337,500
-----------------------------------------------------------------
Rotech Medical Corp.(a)                  77,200         1,235,200
-----------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)         63,200         1,453,600
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)                80,000         1,670,000
-----------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)       37,600         1,466,400
-----------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                        89,800         2,245,000
-----------------------------------------------------------------
UroCor, Inc.(a)                          57,200           672,100
-----------------------------------------------------------------
Vencor, Inc.(a)                          95,100         2,817,338
-----------------------------------------------------------------
Veterinary Centers of America,
  Inc.(a)                                50,000           918,750
-----------------------------------------------------------------
                                                       52,234,301
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-1.81%

Advanced Technology Laboratories,
  Inc.(a)                                25,000           762,500
-----------------------------------------------------------------
Capstone Pharmacy Services,
  Inc.(a)                               150,000         1,753,125
-----------------------------------------------------------------
Cardiovascular Dynamics, Inc.(a)         80,000         1,040,000
-----------------------------------------------------------------
Dentsply International, Inc.             37,400         1,575,475
-----------------------------------------------------------------
Gulf South Medical Supply, Inc.(a)      100,300         2,206,600
-----------------------------------------------------------------
IDEXX Laboratories, Inc.(a)              29,300         1,150,025
-----------------------------------------------------------------
IRIDEX Corp.(a)                          70,100           560,800
-----------------------------------------------------------------
Mentor Corp.                            100,000         2,212,500
-----------------------------------------------------------------
Meridian Diagnostics, Inc.              200,000         2,100,000
-----------------------------------------------------------------
Omnicare, Inc.                           61,400         1,673,150
-----------------------------------------------------------------
Patterson Dental Co.(a)                 146,000         4,088,000
-----------------------------------------------------------------
Physician Sales & Services,
  Inc.(a)                                50,000         1,062,500
-----------------------------------------------------------------
Quintiles Transnational Corp.(a)         35,000         2,301,250
-----------------------------------------------------------------
ResMed, Inc.(a)                          40,000           670,000
-----------------------------------------------------------------
Spine-Tech, Inc.(a)                       5,300           133,825
-----------------------------------------------------------------
St. Jude Medical, Inc.(a)                63,300         2,500,350
-----------------------------------------------------------------
Steris Corp.(a)                          50,000         1,887,500
-----------------------------------------------------------------
Suburban Ostomy Supply Co.,
  Inc.(a)                                92,800         1,131,000
-----------------------------------------------------------------
Sybron International Corp.(a)            32,800           955,300
-----------------------------------------------------------------
Target Therapeutics, Inc.(a)             40,000         1,480,000
-----------------------------------------------------------------
                                                       31,243,900
-----------------------------------------------------------------

METALS-0.17%

Oregon Metallurgical Corp.(a)            37,100         1,168,650
-----------------------------------------------------------------
Rental Service Corp.(a)                  41,400           952,200
-----------------------------------------------------------------
Shaw Group, Inc.(a)                      35,000           861,875
-----------------------------------------------------------------
                                                        2,982,725
-----------------------------------------------------------------

OFFICE PRODUCTS-0.21%

Daisytek International Corp.(a)          44,700         1,709,775
-----------------------------------------------------------------
Reynolds & Reynolds Co. -- Class A       73,000         1,925,375
-----------------------------------------------------------------
                                                        3,635,150
-----------------------------------------------------------------

OIL & GAS (DRILLING)-0.22%

Reading & Bates Corp.(a)                                   90,000
-----------------------------------------------------------------
Transocean Offshore Inc.                 20,000         1,265,000
-----------------------------------------------------------------
                                                        3,852,500
-----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.22%

Benton Oil & Gas Co.(a)                 150,000         3,675,000
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
OIL & GAS (SERVICES)-0.74%

Camco International, Inc.                80,000   $     3,100,000
-----------------------------------------------------------------
Energy Ventures, Inc.(a)                100,000         4,400,000
-----------------------------------------------------------------
Global Marine, Inc.(a)                  150,000         2,756,250
-----------------------------------------------------------------
Veritas DGC, Inc.(a)                    125,000         2,562,500
-----------------------------------------------------------------
                                                       12,818,750
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.78%

Diamond Offshore Drilling, Inc.(a)       55,300         3,366,388
-----------------------------------------------------------------
ENSCO International, Inc.(a)             70,000         3,027,500
-----------------------------------------------------------------
Marine Drilling Co., Inc.(a)             66,700           925,462
-----------------------------------------------------------------
Pride Petroleum Services, Inc.(a)        49,100           859,250
-----------------------------------------------------------------
Rowan Companies, Inc.(a)                150,000         3,356,250
-----------------------------------------------------------------
Varco International, Inc.(a)            100,000         1,975,000
-----------------------------------------------------------------
                                                       13,509,850
-----------------------------------------------------------------

POLLUTION CONTROL-0.43%

GTS Duratek, Inc.(a)                     50,000           581,250
-----------------------------------------------------------------
US Filter Corp.(a)                       90,150         3,110,175
-----------------------------------------------------------------
USA Waste Services, Inc.(a)             118,240         3,783,680
-----------------------------------------------------------------
                                                        7,475,105
-----------------------------------------------------------------

RESTAURANTS-0.84%

Apple South, Inc.                        50,800           596,900
-----------------------------------------------------------------
Brinker International, Inc.(a)          150,000         2,550,000
-----------------------------------------------------------------
Foodmaker, Inc.(a)                      250,000         2,437,500
-----------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(a)                                72,100         1,478,050
-----------------------------------------------------------------
Lone Star Steakhouse & Saloon(a)         26,300           673,937
-----------------------------------------------------------------
Outback Steakhouse, Inc.(a)              25,000           579,688
-----------------------------------------------------------------
Papa John's International, Inc.(a)       15,000           746,250
-----------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)              96,600         1,787,100
-----------------------------------------------------------------
Sonic Corp.(a)                           75,500         1,717,625
-----------------------------------------------------------------
Starbucks Corp.(a)                       58,900         1,914,250
-----------------------------------------------------------------
                                                       14,481,300
-----------------------------------------------------------------

RETAIL (FOOD & DRUGS)-0.17%

Eckerd Corp. (The)(a)                    10,400           288,600
-----------------------------------------------------------------
Kroger Co.(a)                            18,000           803,250
-----------------------------------------------------------------
Quality Food Centers, Inc.(a)            50,000         1,825,000
-----------------------------------------------------------------
                                                        2,916,850
-----------------------------------------------------------------

RETAIL (STORES)-5.97%

AutoZone, Inc.(a)                        34,400           881,500
-----------------------------------------------------------------
Barnett, Inc.(a)                         24,700           583,538
-----------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)               40,400         1,020,100
-----------------------------------------------------------------
Blyth Industries, Inc.(a)               108,300         4,210,162
-----------------------------------------------------------------
Boise Cascade Office Products
  Corp.(a)                               20,400           387,600
-----------------------------------------------------------------
CDW Computer Centers, Inc.(a)            40,300         2,536,382
-----------------------------------------------------------------
Claire's Stores, Inc.                   100,350         1,705,950
-----------------------------------------------------------------
Compucom Systems, Inc.(a)               200,000         1,950,000
-----------------------------------------------------------------
CompUSA, Inc.(a)                         61,200         2,830,500
-----------------------------------------------------------------
Corporate Express, Inc.(a)               60,400         1,970,550
-----------------------------------------------------------------
Dayton-Hudson Corp.                      75,000         2,596,875
-----------------------------------------------------------------
Dollar General Corp.                     45,250         1,255,688
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
RETAIL (STORES)-(CONTINUED)

Duty Free International, Inc.            19,900   $       318,400
-----------------------------------------------------------------
Eagle Hardware & Garden, Inc.(a)         84,000         2,404,500
-----------------------------------------------------------------
Gadzooks, Inc.(a)                        50,050         1,451,450
-----------------------------------------------------------------
Gap, Inc. (The)                          58,400         1,693,600
-----------------------------------------------------------------
Global DirectMail Corp.(a)               50,200         2,472,350
-----------------------------------------------------------------
Gymboree Corp.(a)                        94,800         2,962,500
-----------------------------------------------------------------
Inacom Corp.(a)                          50,000         1,581,250
-----------------------------------------------------------------
Jones Apparel Group, Inc.(a)             90,000         2,812,500
-----------------------------------------------------------------
Just for Feet, Inc.(a)                  137,500         3,557,812
-----------------------------------------------------------------
Loehmann's Holdings, Inc.(a)            159,500         4,286,563
-----------------------------------------------------------------
Marks Bros. Jewelers, Inc.(a)           152,400         3,543,300
-----------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)           19,500           402,187
-----------------------------------------------------------------
Meyer (Fred), Inc.(a)                    41,100         1,443,637
-----------------------------------------------------------------
Micro Warehouse, Inc.(a)                104,700         2,408,100
-----------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A(a)                        40,000         1,480,000
-----------------------------------------------------------------
O'Reilly Automotive, Inc.(a)             86,600         3,063,475
-----------------------------------------------------------------
Oakley, Inc.(a)                         250,000         3,718,750
-----------------------------------------------------------------
Performance Food Group Co.(a)            87,750         1,349,156
-----------------------------------------------------------------
Petco Animal Supplies, Inc.(a)           57,000         1,339,500
-----------------------------------------------------------------
PETsMART, Inc.(a)                        92,200         2,489,400
-----------------------------------------------------------------
Pier 1 Imports, Inc.                    265,000         3,710,000
-----------------------------------------------------------------
Rexall Sundown, Inc.(a)                  60,500         1,641,063
-----------------------------------------------------------------
Ross Stores, Inc.                        40,600         1,684,900
-----------------------------------------------------------------
Sports Authority, Inc. (The)(a)         110,400         2,677,200
-----------------------------------------------------------------
Staples, Inc.(a)                        200,000         3,725,000
-----------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                                50,000           443,750
-----------------------------------------------------------------
Tech Data Corp.(a)                       85,700         2,206,775
-----------------------------------------------------------------
Tiffany & Co.                            42,500         1,572,500
-----------------------------------------------------------------
TJX Companies, Inc.                      64,600         2,584,000
-----------------------------------------------------------------
Toys "R" Us, Inc.(a)                    133,500         4,522,313
-----------------------------------------------------------------
Viking Office Products, Inc.(a)         150,500         4,383,312
-----------------------------------------------------------------
Wet Seal, Inc.-Class A(a)                55,000         1,732,500
-----------------------------------------------------------------
Williams-Sonoma, Inc.(a)                 75,000         2,062,500
-----------------------------------------------------------------
Zale Corp.(a)                           175,000         3,390,625
-----------------------------------------------------------------
                                                      103,043,713
-----------------------------------------------------------------

SCHOOLS-0.04%

Children's Comprehensive Services,
  Inc.(a)                                50,000           737,500
-----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.17%

Dynatech Corp.(a)                        35,700         1,764,918
-----------------------------------------------------------------
Input/Output, Inc.(a)                    40,000         1,190,000
-----------------------------------------------------------------
                                                        2,954,918
-----------------------------------------------------------------

SEMICONDUCTORS-1.74%

Actel Corp.(a)                           83,300         1,488,987
-----------------------------------------------------------------
Altera Corp.(a)                          76,400         4,736,800
-----------------------------------------------------------------
Chips & Technologies, Inc.(a)           175,000         3,478,125
-----------------------------------------------------------------
Computer Products, Inc.(a)              200,000         3,950,000
-----------------------------------------------------------------
HADCO Corp.(a)                           76,700         2,329,762
-----------------------------------------------------------------
Intel Corp.                              43,000         4,724,625
-----------------------------------------------------------------
Sanmina Corp.(a)                         61,000         2,790,750
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
SEMICONDUCTORS-(CONTINUED)

Solectron Corp.(a)                       25,500   $     1,364,250
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           25,000           796,875
-----------------------------------------------------------------
VLSI Technology, Inc.(a)                250,000         4,312,500
-----------------------------------------------------------------
                                                       29,972,674
-----------------------------------------------------------------

SHOES & RELATED APPAREL-0.20%

Nine West Group, Inc.(a)                 31,500         1,571,062
-----------------------------------------------------------------
Vans, Inc.(a)                            68,200         1,133,825
-----------------------------------------------------------------
Wolverine World Wide, Inc.               29,250           723,937
-----------------------------------------------------------------
                                                        3,428,824
-----------------------------------------------------------------

TELECOMMUNICATIONS-1.61%

ACC Corp.                                59,550         2,530,875
-----------------------------------------------------------------
ADC Telecommunications, Inc.(a)          65,000         4,444,375
-----------------------------------------------------------------
Allen Group, Inc.                        41,200           654,050
-----------------------------------------------------------------
Andrew Corp.(a)                          63,550         3,098,062
-----------------------------------------------------------------
Billing Information Concepts(a)          69,600         1,818,300
-----------------------------------------------------------------
Brightpoint, Inc.(a)                     37,000           925,000
-----------------------------------------------------------------
Frontier Corp.                           46,000         1,334,000
-----------------------------------------------------------------
LCI International, Inc.(a)               54,400         1,734,000
-----------------------------------------------------------------
P-COM, Inc.(a)                           50,000         1,100,000
-----------------------------------------------------------------
PairGain Technologies, Inc.(a)           47,600         3,278,450
-----------------------------------------------------------------
Premiere Technologies, Inc.(a)           16,000           260,000
-----------------------------------------------------------------
Premisys Communications, Inc.(a)         18,600           930,000
-----------------------------------------------------------------
Proxim, Inc.(a)                          70,000         1,592,500
-----------------------------------------------------------------
Tellabs, Inc.(a)                          7,400           629,925
-----------------------------------------------------------------
Teltrend, Inc.(a)                        65,000         2,145,000
-----------------------------------------------------------------
TESSCO Technologies, Inc.(a)             19,900           786,050
-----------------------------------------------------------------
U.S. Long Distance Corp.(a)              64,200           537,675
-----------------------------------------------------------------
                                                       27,798,262
-----------------------------------------------------------------

TEXTILES-1.08%

Designer Holdings Ltd.(a)               200,000         3,825,000
-----------------------------------------------------------------
Liz Claiborne, Inc.                      69,000         2,915,250
-----------------------------------------------------------------
Mohawk Industries, Inc.(a)               75,000         1,818,750
-----------------------------------------------------------------
Nautica Enterprises, Inc.(a)             95,000         2,921,250
-----------------------------------------------------------------
Springs Industries Inc.-Class A          31,700         1,430,463
-----------------------------------------------------------------
St. John Knits, Inc.                     50,000         2,287,500
-----------------------------------------------------------------
Tommy Hilfiger Corp.(a)                  41,700         2,168,400
-----------------------------------------------------------------
WestPoint Stevens, Inc.(a)               50,000         1,331,250
-----------------------------------------------------------------
                                                       18,697,863
-----------------------------------------------------------------

TRANSPORTATION-0.21%

Hub Group, Inc.(a)                      100,000         2,225,000
-----------------------------------------------------------------
Rural/Metro Corp.(a)                     25,000           912,500
-----------------------------------------------------------------
Trico Marine Services, Inc.(a)           11,700           412,425
-----------------------------------------------------------------
                                                        3,549,925
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
TRUCKING-0.06%

USFreightways Corp.                      50,000   $     1,093,750
-----------------------------------------------------------------
    Total Domestic Common Stocks                      658,020,109
-----------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-58.63%

ARGENTINA-1.62%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR (Banking)            354,039         6,416,957
-----------------------------------------------------------------
Perez Companc S.A.-Class B
  (Oil & Gas-Services)                1,679,000        10,662,716
-----------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil & Gas-Services)                  479,600        10,910,900
-----------------------------------------------------------------
                                                       27,990,573
-----------------------------------------------------------------

AUSTRALIA-0.41%

QBE Insurance Group, Ltd.
  (Insurance-Multi-Line Property)     1,343,928         7,115,920
-----------------------------------------------------------------

AUSTRIA-0.24%

VA Technologie A.G.
  (Engineering & Construction)           30,000         4,195,410
-----------------------------------------------------------------

BELGIUM-0.82%

Barco Industries(a)
  (Electronic
  Components/Miscellaneous)              41,000         6,743,508
-----------------------------------------------------------------
Colruyt S.A. (Retail-Food & Drug)         8,800         3,794,806
-----------------------------------------------------------------
UCB S.A. (Medical-Drugs)                  1,650         3,636,983
-----------------------------------------------------------------
                                                       14,175,297
-----------------------------------------------------------------

BRAZIL-1.92%

Banco Bradesco S. A. (Banking)          925,000         7,886,899
-----------------------------------------------------------------
Brasmotor S. A. (Furniture)              22,830         7,755,178
-----------------------------------------------------------------
Companhia Brasileira a
  Distribuicao Grupo Pao de Acucar
  (Retail-Food & Drug)                  218,300         4,260,186
-----------------------------------------------------------------
Companhia Cervejaria Brahma
  (Beverages-Alcoholic)                   5,020         3,102,686
-----------------------------------------------------------------
Telecomunicacoes Brasileiras
  S/A-Telebras-ADR
  (Telecommunications)                  136,700        10,184,150
-----------------------------------------------------------------
                                                       33,189,099
-----------------------------------------------------------------

CANADA-2.50%

Agrium, Inc. (Chemicals)                138,800         1,856,450
-----------------------------------------------------------------
Biovail Corp. International
  (Medical-Drugs)(a)                     45,000         1,316,250
-----------------------------------------------------------------
Canadian Natural Resources Ltd.(a)
  (Oil & Gas-Exploration &
  Production)                           345,000         8,572,228
-----------------------------------------------------------------
CanWest Global Communications
  Corp. (Electronic
  Components/Miscellaneous)             355,998         3,918,050
-----------------------------------------------------------------
Cognos, Inc. (Computer
  Software/Services)(a)                 300,000         9,412,500
-----------------------------------------------------------------
Extendicare, Inc.-Class A(a)
  (Insurance-Life & Health)             350,000         4,374,347
-----------------------------------------------------------------
Intertape Polymer Group, Inc.
  (Containers)                          102,000         2,351,739
-----------------------------------------------------------------
Leitch Technology Corp.(a)
  (Electronic
  Components/Miscellaneous)             131,400         2,647,217
-----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)                  67,600         2,137,850
-----------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Metals-Miscellaneous)                 35,000         2,480,625
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
CANADA-(CONTINUED)

Suncor, Inc.
  (Oil & Gas-Exploration &
  Production)                           105,000   $     4,054,432
-----------------------------------------------------------------
                                                       43,121,688
-----------------------------------------------------------------

CHILE-0.78%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)             67,600         6,667,050
-----------------------------------------------------------------
Santa Isabel S.A.-ADR
  (Retail-Stores)                       243,300         6,842,813
-----------------------------------------------------------------
                                                       13,509,863
-----------------------------------------------------------------

DENMARK-0.69%

Coloplast A/S-Class B
  (Medical Instruments/Products)         25,000         2,860,313
-----------------------------------------------------------------
Falck A/S (Security & Safety
  Services)                              20,000         5,402,336
-----------------------------------------------------------------
Kobenhavns Lufthavne
  (Transportation)                       35,000         3,643,137
-----------------------------------------------------------------
                                                       11,905,786
-----------------------------------------------------------------

FINLAND-1.20%

Hartwall Oy A.B.
  (Beverages-Alcoholic)                  50,000         1,708,931
-----------------------------------------------------------------
Huhtamaki Group (Conglomerates)         100,000         4,348,401
-----------------------------------------------------------------
Orion-yhtymae Oy-Class B
  (Medical-Drugs)                       120,000         4,061,742
-----------------------------------------------------------------
Raision Tehtaat Oy
  (Food/Processing)                      44,500         2,747,519
-----------------------------------------------------------------
Tamro A.B. Oy (Medical-Drugs)           400,000         2,910,695
-----------------------------------------------------------------
Tietotehdas Oy-Class B
  (Computer Software/Services)           74,000         4,955,634
-----------------------------------------------------------------
                                                       20,732,922
-----------------------------------------------------------------

FRANCE-2.27%

BERTRAND FAURE
  (Automobile/Trucks Parts &
  Tires)                                110,000         3,765,281
-----------------------------------------------------------------
Christian Dalloz(a) (Textiles)            3,800         1,241,271
-----------------------------------------------------------------
Cipe France S.A. (Security &
  Safety Services)                       16,000         1,962,249
-----------------------------------------------------------------
Dassault Systemes S.A.-ADR(a)
  (Computer Software/Services)           46,300         2,008,263
-----------------------------------------------------------------
Grand Optical Photoservice
  (Retail-Stores)                        13,200         1,918,357
-----------------------------------------------------------------
Guilbert S.A. (Office Products)          28,000         4,452,616
-----------------------------------------------------------------
Mecatherm
  (Machinery-Miscellaneous)               3,000           592,078
-----------------------------------------------------------------
Pathe S.A.(a)
  (Advertising/Broadcasting)             14,500         3,911,100
-----------------------------------------------------------------
Penauille Polyservices
  (Security & Safety Services)            5,300           953,741
-----------------------------------------------------------------
Primagaz Cie (Gas Distribution)          17,765         1,834,703
-----------------------------------------------------------------
Salomon S.A. (Leisure &
  Recreation)                            81,840         7,331,583
-----------------------------------------------------------------
Scor S.A. (Insurance Multi-Line
  Property)                             130,000         4,996,577
-----------------------------------------------------------------
Strafor Facom S.A. (Office
  Products)                              40,000         3,035,697
-----------------------------------------------------------------
Sylea (Automobile/Trucks Parts &
  Tires)                                 10,000         1,155,990
-----------------------------------------------------------------
                                                       39,159,506
-----------------------------------------------------------------

GERMANY-1.46%

Continental A.G.
  (Automoblie/Trucks Parts &
  Tires)                                185,000         3,237,256
-----------------------------------------------------------------
Fresenius A.G.-Preferred
  (Medical Instruments/Products)         26,000         5,622,689
-----------------------------------------------------------------
Hugo Boss A.G.-Preferred
  (Textiles)                              1,750         2,112,388
-----------------------------------------------------------------
Porsche A.G.(a)
  (Automobile/Trucks Parts &
  Tires)                                  6,300         4,264,065
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
GERMANY-(CONTINUED)

Puma A.G. Rudolf Dassler Sport
  Designs(a)
  (Shoes & Related Apparel)             105,000   $     3,102,714
-----------------------------------------------------------------
SGL Carbon A.G. (Metals)                 27,500         3,096,111
-----------------------------------------------------------------
SKW Trostberg A.G. (Chemicals)          132,000         3,852,615
-----------------------------------------------------------------
                                                       25,287,838
-----------------------------------------------------------------

HONG KONG-6.58%

Asia Satellite Telecommunications
  Holdings(a) Ltd.-ADR
  (Telecommunications)                  177,300         4,742,775
-----------------------------------------------------------------
CDL Hotels International Ltd.
  (Hotels/Motels)                     6,559,000         3,393,083
-----------------------------------------------------------------
China Hong Kong Photo Products
  Holdings, Ltd. (Chemicals)          1,240,000           469,077
-----------------------------------------------------------------
China Resource Enterprise Ltd.
  (Real Estate)                       7,664,000         8,623,264
-----------------------------------------------------------------
Citic Pacific Ltd. (Banking)          1,648,000         8,013,864
-----------------------------------------------------------------
Cosco Pacific Ltd.
  (Transportation)                   15,518,000        14,851,297
-----------------------------------------------------------------
Esprit Asia Holdings Ltd.
  (Retail-Stores)                     7,220,000         3,128,088
-----------------------------------------------------------------
First Pacific Co. Ltd.
  (Conglomerates)                     6,200,033         8,539,659
-----------------------------------------------------------------
Goldlion Holdings Ltd.
  (Retail-Stores)                     3,738,000         3,045,627
-----------------------------------------------------------------
Hang Seng Bank Ltd. (Banking)         1,213,400        14,398,160
-----------------------------------------------------------------
Hong Kong & China Gas Company Ltd.
  (Electric Power)                    3,450,000         6,068,131
-----------------------------------------------------------------
Hong Kong & China Gas Company
  Ltd.,(a)
  Expiring 1997-Warrants (Electric
  Power)                                211,000            77,772
-----------------------------------------------------------------
JCG Holdings Ltd.
  (Finance-Asset Management)          3,750,000         3,491,891
-----------------------------------------------------------------
Manhattan Card Company Ltd.
  (Finance-Asset Management)          6,330,000         3,131,353
-----------------------------------------------------------------
National Mutual Asia Ltd.
  (Insurance-Multi-Line Property)     2,644,000         2,222,653
-----------------------------------------------------------------
New World Infrastructure(a)
  (Building Materials)                4,281,000        10,657,930
-----------------------------------------------------------------
Shanghai Industrial Holdings
  Limited(a) (Conglomerates)          2,072,000         4,702,879
-----------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real
  Estate)                               966,000        10,994,025
-----------------------------------------------------------------
Varitronix International Ltd.
  (Electronic
  Components/Miscellaneous)           1,711,000         3,120,082
-----------------------------------------------------------------
                                                      113,671,610
-----------------------------------------------------------------

HUNGARY-0.16%

Gedeon Richter Rt (Medical-Drugs)        50,000         2,687,500
-----------------------------------------------------------------

INDONESIA-1.62%

PT Bank International Indonesia
  (Banking)                           6,734,051        10,841,322
-----------------------------------------------------------------
PT Hanjaya Mandala Sampoerna
  (Tobacco)                           1,290,000        11,990,083
-----------------------------------------------------------------
PT Indosat (Telecommunications)         808,000         2,445,542
-----------------------------------------------------------------
PT Indosat-ADR
  (Telecommunications)                   87,500         2,635,938
-----------------------------------------------------------------
                                                       27,912,885
-----------------------------------------------------------------

IRELAND-0.67%

CBT Group PLC-ADR(a)
  (Computer Software/Services)            7,600           418,000
-----------------------------------------------------------------
Elan Corp. PLC-ADR(a)
  (Medical-Drugs)                       200,000         5,550,000
-----------------------------------------------------------------
Greencore Group PLC
  (Food/Processing)                     212,000         1,235,890
-----------------------------------------------------------------
Saville Systems Ireland PLC-ADR(a)
  (Computer Software/Services)          100,000         4,312,500
-----------------------------------------------------------------
                                                       11,516,390
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
ISRAEL-1.46%

Blue Square-Israel Ltd.-ADR(a)
  (Retail-Stores)                       550,000   $     8,662,500
-----------------------------------------------------------------
Koor Industries Ltd.-ADR
  (Telecommunications)                  115,000         1,998,125
-----------------------------------------------------------------
Tadiran Ltd.(a)
  (Telecommunications)                  130,000         2,990,000
-----------------------------------------------------------------
Tadiran Ltd.-ADR
  (Telecommunications)                  106,000         2,782,500
-----------------------------------------------------------------
Tecnomatix Technologies
  Ltd.-ADR(a)
  (Computer Software/Services)           27,500           477,813
-----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)              198,500         8,312,188
-----------------------------------------------------------------
                                                       25,223,126
-----------------------------------------------------------------

ITALY-1.15%

Bulgari S.p.A. (Retail-Stores)          263,000         4,582,303
-----------------------------------------------------------------
Fila Holding S.p.A.-ADR
  (Retail-Stores)                        50,000         3,600,000
-----------------------------------------------------------------
Parmalat Finanziaria S.p.A.
  (Food/Processing)                   4,550,000         6,505,570
-----------------------------------------------------------------
Saipem S.p.A.(Oil &
  Gas-Integrated)                     1,000,000         5,091,628
-----------------------------------------------------------------
                                                       19,779,501
-----------------------------------------------------------------

JAPAN-4.95%

Aderans Co. Ltd. (Retail-Stores)        394,000         9,551,096
-----------------------------------------------------------------
Capcom Co., Ltd.
  (Computer Software/Services)          201,000         4,131,044
-----------------------------------------------------------------
Circle K Japan Co., Ltd.
  (Retail-Food & Drug)                  127,000         5,298,406
-----------------------------------------------------------------
CKD Corp. (Machinery-Heavy)             550,000         4,342,804
-----------------------------------------------------------------
FCC Co., Ltd.
  (Automobile/Trucks Parts &
  Tires)                                130,100         3,827,983
-----------------------------------------------------------------
Fujitsu Denso (Electric Power)          230,000         7,575,425
-----------------------------------------------------------------
Hokuto Corp.
  (Advertising/Broadcasting)            142,500         6,207,896
-----------------------------------------------------------------
Laox (Electronic
  Components/Miscellaneous)             253,000         4,244,258
-----------------------------------------------------------------
Nippon Thompson (Machine Tools)         710,000         5,063,634
-----------------------------------------------------------------
Nomura Securities Co., Ltd.
  (Finance-Asset Management)            501,000         8,272,627
-----------------------------------------------------------------
Noritsu Koki Co. Ltd.
  (Electronic
  Components/Miscellaneous)             192,000        10,033,815
-----------------------------------------------------------------
77 Bank (Banking)                       770,000         7,236,397
-----------------------------------------------------------------
Shohkoh Fund (Finance-Consumer
  Credit)                                20,600         4,324,272
-----------------------------------------------------------------
Yamato Kogyo Co., Ltd. (Building
  Materials)                            537,000         5,329,674
-----------------------------------------------------------------
                                                       85,439,331
-----------------------------------------------------------------

MALAYSIA-3.68%

Arab Malaysian Finance Berhad
  (Finance-Asset Management)            655,000         3,525,826
-----------------------------------------------------------------
Commerce Asset Holdings Berhad
  (Finance-Asset Management)            574,000         3,748,664
-----------------------------------------------------------------
Gamuda Berhad (Engineering &
  Construction)                         980,000         8,029,290
-----------------------------------------------------------------
Malayan Banking Berhad (Banking)      1,112,000        11,003,364
-----------------------------------------------------------------
Sungei Way Holdings Berhad
  (Building Materials)                2,269,000        12,932,357
-----------------------------------------------------------------
Tan Chong Motor Holdings Berhad
  (Automobile-Manufacturers)          4,840,000         8,237,483
-----------------------------------------------------------------
UMW Holdings Berhad
  (Finance-Asset Management)          2,125,000         9,756,580
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
MALAYSIA-(CONTINUED)

YTL Corp. Berhad
  (Engineering & Construction)        1,180,000   $     6,351,870
-----------------------------------------------------------------
                                                       63,585,434
-----------------------------------------------------------------

MEXICO-1.53%

Grupo Industrial Maseca S.A. de
  CV-Class B (Food/Processing)        8,547,000        10,399,958
-----------------------------------------------------------------
Grupo Televisa S.A.-GDR(a)
  (Advertising/Broadcasting)            257,000         6,746,250
-----------------------------------------------------------------
Panamerican Beverages, Inc.-ADR
  (Beverages-Soft Drinks)               213,000         9,292,125
-----------------------------------------------------------------
                                                       26,438,333
-----------------------------------------------------------------

NETHERLANDS-3.46%

Aalberts Industries N.V.
  (Metals-Miscellaneous)                 23,000         2,697,589
-----------------------------------------------------------------
Ahrend Groep N.V. (Furniture)           105,000         5,582,012
-----------------------------------------------------------------
Baan Co. N.V.-ADR(a)
  (Computer Software/Services)          100,000         3,700,000
-----------------------------------------------------------------
Cap Gemini N.V.
  (Computer Software/Services)          160,000         4,366,122
-----------------------------------------------------------------
Ceteco Holding N.V. (Furniture)          15,000           850,474
-----------------------------------------------------------------
CMG PLC (Computer
  Software/Services)                    340,000         4,188,130
-----------------------------------------------------------------
Getronics N.V. (Computer
  Software/Services)                    300,000         7,373,136
-----------------------------------------------------------------
IHC Caland N.V. (Trucking)              114,000         6,362,822
-----------------------------------------------------------------
International-Muller N.V.
  (Conglomerates)                       288,000         6,942,418
-----------------------------------------------------------------
Koninklijke Van Ommeren N.V.
  (Transportation)                      122,000         5,069,252
-----------------------------------------------------------------
Oce-Van Der Grinten N.V.-V (Office
  Automation)                            67,000         7,147,404
-----------------------------------------------------------------
Ordina Beheer N.V.(a)
  (Computer Software/Services)           40,768         1,782,864
-----------------------------------------------------------------
Randstad Holdings N.V. (Business
  Services)                              46,400         3,752,036
-----------------------------------------------------------------
                                                       59,814,259
-----------------------------------------------------------------

NORWAY-0.86%

Mercantildata ASA (Computer
  Software/Services)                     50,000           767,929
-----------------------------------------------------------------
Smedvig A.S.-Class A (Oil & Gas
  Services)                             160,000         3,598,295
-----------------------------------------------------------------
Smedvig A.S.-Class B(a) (Oil & Gas
  Services)                              40,000           865,095
-----------------------------------------------------------------
Tandberg A.S.(a)
  (Telecommunications)                  110,000         2,758,275
-----------------------------------------------------------------
Tomra Systems A.S.
  (Machinery-Miscellaneous)             486,000         6,893,023
-----------------------------------------------------------------
                                                       14,882,617
-----------------------------------------------------------------

PANAMA-0.35%

Banco Latinoamericano de
  Exportaciones, S.A. (Banking)         116,000         6,061,000
-----------------------------------------------------------------

PERU-0.13%

CPT Telefonica del Peru S.A.-Class
  B (Telephone)                       1,026,000         2,170,882
-----------------------------------------------------------------

PHILIPPINES-2.54%

C & P Homes, Inc. (Homebuilding)     10,831,500         4,945,890
-----------------------------------------------------------------
DMCI Holdings Inc.(a)
  (Engineering & Construction)        7,820,000         5,653,729
-----------------------------------------------------------------
Filinvest Land Inc.(a) (Real
  Estate)                            21,498,175         7,280,584
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
PHILIPPINES-(CONTINUED)

Ionics Circuit Inc.(a) (Electronic
  Components/Miscellaneous)           4,832,000   $     3,125,723
-----------------------------------------------------------------
Marsman & Co., Inc.-Class B(b)
  (Medical-Drugs)                     6,616,000         2,039,178
-----------------------------------------------------------------
Metro Pacific Corp.
  (Conglomerates)                    27,254,000         6,637,199
-----------------------------------------------------------------
Metropolitan Bank & Trust Co.
  (Banking)                             313,125         6,910,674
-----------------------------------------------------------------
Republic Glass Holdings Corp.
  (Automobile/Trucks Parts &
  Tires)                             10,186,100         1,976,755
-----------------------------------------------------------------
Southeast Asia Cement Holdings,
  Inc.(a)
  (Building Materials)               26,948,380         2,563,583
-----------------------------------------------------------------
SM Prime Holdings (Real Estate)      12,448,200         2,652,584
-----------------------------------------------------------------
                                                       43,785,899
-----------------------------------------------------------------

PORTUGAL-0.82%

Cimpor Cimentos de Portugal S.A.
  (Building Materials)                  102,000         2,143,966
-----------------------------------------------------------------
Estabelecimentos Jeronimo Martins
  & Filho (Retail-Stores)                56,000         5,107,873
-----------------------------------------------------------------
Portugal Telecom S.A.
  (Telecommunications)                  265,000         6,891,212
-----------------------------------------------------------------
                                                       14,143,051
-----------------------------------------------------------------

SINGAPORE-1.91%

Cerebos Pacific Ltd.
  (Food/Processing)                     182,000         1,408,449
-----------------------------------------------------------------
City Developments Ltd. (Real
  Estate)                               789,000         6,217,891
-----------------------------------------------------------------
DBS Land Ltd. (Real Estate)           3,030,000         9,551,438
-----------------------------------------------------------------
Overseas Union Bank Ltd. (Banking)    1,030,000         7,020,234
-----------------------------------------------------------------
Wing Tai Holdings Ltd. (Real
  Estate)                             3,600,000         8,843,450
-----------------------------------------------------------------
                                                       33,041,462
-----------------------------------------------------------------

SOUTH AFRICA-0.65%

De Beers Centenary A.G.
  (Gold & Silver Mining)                200,000         5,903,037
-----------------------------------------------------------------
Sasol Limited
  (Oil & Gas-Exploration &
  Production)                           438,850         5,354,110
-----------------------------------------------------------------
                                                       11,257,147
-----------------------------------------------------------------

SPAIN-0.52%

Mapfre Vida (Insurance-Life &
  Health)                                54,000         3,470,355
-----------------------------------------------------------------
Prosegur, CIA de Seguridad S.A.(a)
  (Business Services)                   400,000         3,228,967
-----------------------------------------------------------------
Vidrala S.A. (Containers)                40,000         2,288,491
-----------------------------------------------------------------
                                                        8,987,813
-----------------------------------------------------------------

SWEDEN-1.78%

Allgon A.B. (Electronic
  Components/Miscellaneous)             134,000         2,720,471
-----------------------------------------------------------------
Assa Abloy A.B.
  (Machinery-Miscellaneous)             115,500         1,774,032
-----------------------------------------------------------------
Autoliv A.B.
  (Automobiles/Trucks Parts &
  Tires)                                219,000         9,291,939
-----------------------------------------------------------------
BT Industries A.B.
  (Machinery-Miscellaneous)              72,000         1,237,283
-----------------------------------------------------------------
Esselte A.B.-B Shares (Office
  Products)                             200,000         4,471,007
-----------------------------------------------------------------
Frontec A.B.-B Shares(a)
  (Computer Software/Services)          120,000         1,715,406
-----------------------------------------------------------------
Securitas A.B. (Security & Safety
  Services)                             126,300         3,265,204
-----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR
  (Telecommunications)                   73,760         2,037,620
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
SWEDEN-(CONTINUED)

WM-Data A.B.-Class B
  (Computer Software/Services)           60,000   $     4,288,516
-----------------------------------------------------------------
                                                       30,801,478
-----------------------------------------------------------------

SWITZERLAND-0.99%

Danzas Holding A.G.
  (Transportation)                        1,500         1,691,060
-----------------------------------------------------------------
Disetronic Holding A.G.(a)
  (Medical-Drugs)                         2,000         4,351,266
-----------------------------------------------------------------
Kouni Reisen A.G. (Leisure &
  Recreation)                             1,600         3,601,266
-----------------------------------------------------------------
Saurer A.G.(a)
  (Machinery-Miscellaneous)               9,500         3,990,902
-----------------------------------------------------------------
Stratec Holding A.G.(a)
  (Medical Instruments/Products)          2,600         3,383,703
-----------------------------------------------------------------
                                                       17,018,197
-----------------------------------------------------------------

THAILAND-1.01%

Bank of Ayudhya Ltd. (Banking)           87,475           250,468
-----------------------------------------------------------------
Hana Microelectronics Public Co.,
  Ltd.
  (Electronic
  Components/Miscellaneous)             646,000         3,217,964
-----------------------------------------------------------------
Krung Thai Bank PLC (Banking)         1,687,670         4,567,532
-----------------------------------------------------------------
Siam Commercial Bank Public Co.
  Ltd. (Banking)                        377,100         3,431,543
-----------------------------------------------------------------
Thai Theparos Food Product Public
  Co. Ltd. (Food/Processing)            215,500           807,227
-----------------------------------------------------------------
Total Access Communication Public
  Co. Ltd. (Telecommunications)         736,000         5,078,400
-----------------------------------------------------------------
                                                       17,353,134
-----------------------------------------------------------------

UNITED KINGDOM-7.90%

Aegis Group PLC
  (Advertising/Broadcasting)          6,000,000         6,127,930
-----------------------------------------------------------------
Airtours PLC (Leisure &
  Recreation)                           815,000         8,648,763
-----------------------------------------------------------------
Alexon Group PLC(a)
  (Retail-Stores)                       555,000         1,508,545
-----------------------------------------------------------------
Astec BSR PLC
  (Electronic
  Components/Miscellaneous)           1,300,000         3,247,884
-----------------------------------------------------------------
Body Shop International PLC
  (Retail-Food & Drug)                  700,000         2,255,859
-----------------------------------------------------------------
British Vita PLC (Chemicals)          1,050,000         3,913,574
-----------------------------------------------------------------
Capital Radio PLC
  (Advertising/Broadcasting)            250,000         2,360,026
-----------------------------------------------------------------
Caradon PLC (Building Materials)      1,000,000         3,930,664
-----------------------------------------------------------------
Carpetright PLC (Retail-Stores)         302,000         3,072,103
-----------------------------------------------------------------
Charles Baynes PLC
  (Machinery-Heavy)                     345,000           749,634
-----------------------------------------------------------------
Compass Group PLC (Restaurants)         335,000         3,320,557
-----------------------------------------------------------------
Corporate Services Group PLC
  (Business Services)                   500,000         1,432,292
-----------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                    99,700         3,950,613
-----------------------------------------------------------------
Dewhirst Group PLC (Textiles)           404,000         1,236,198
-----------------------------------------------------------------
D.F.S. Furniture Co. PLC
  (Retail-Stores)                       660,000         5,859,863
-----------------------------------------------------------------
Eurotherm PLC (Electronic
  Components/Miscellaneous)             150,000         1,484,375
-----------------------------------------------------------------
FKI PLC (Conglomerates)               1,125,000         3,845,215
-----------------------------------------------------------------
Games Workshop Group PLC
  (Leisure & Recreation)                165,000         1,407,227
-----------------------------------------------------------------
Goode Durrant PLC (Business
  Services)                             214,000         1,221,688
-----------------------------------------------------------------
Hogg Robinson PLC (Conglomerates)       800,000         3,483,073
-----------------------------------------------------------------
Holliday Chemical Holdings PLC
  (Chemicals)                           675,000         1,378,784
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
UNITED KINGDOM-(CONTINUED)

JBA Holdings PLC
  (Computer Software/Services)          150,000   $     1,257,324
-----------------------------------------------------------------
Laura Ashley Holdings PLC
  (Retail-Stores)                       721,000         2,335,270
-----------------------------------------------------------------
Logica PLC (Computer
  Software/Services)                    300,000         3,906,250
-----------------------------------------------------------------
London Forfaiting Co. PLC
  (Finance-Asset Management)            340,000         1,596,517
-----------------------------------------------------------------
London International Group PLC
  (Cosmetics & Toiletries)            2,000,000         5,078,125
-----------------------------------------------------------------
Medeva PLC (Medical-Drugs)              325,000         1,396,484
-----------------------------------------------------------------
MFI Furniture Group PLC
  (Retail-Stores)                     1,320,000         4,296,875
-----------------------------------------------------------------
Michael Page Group PLC
  (Miscellaneous)                       230,000         1,576,009
-----------------------------------------------------------------
Misys PLC (Computer
  Software/Services)                    500,000         7,385,254
-----------------------------------------------------------------
Oxford Instruments PLC (Electronic
  Components/Miscellaneous)             108,000           861,328
-----------------------------------------------------------------
P & P PLC (MINI/PCs)                    471,000         1,096,240
-----------------------------------------------------------------
Parity PLC (Computer
  Software/Services)                    350,000         1,891,276
-----------------------------------------------------------------
PizzaExpress PLC (Restaurants)          200,000         1,669,922
-----------------------------------------------------------------
Powerscreen International PLC
  (Machinery-Heavy)                     515,000         5,096,354
-----------------------------------------------------------------
Provident Financial PLC
  (Finance-Consumer Credit)           1,000,000         7,495,117
-----------------------------------------------------------------
Psion PLC (Computer
  Software/Services)                    210,000         1,449,219
-----------------------------------------------------------------
Sage Group PLC (The)
  (Computer Software/Services)          300,000         2,338,867
-----------------------------------------------------------------
Scholl PLC (Cosmetics &
  Toiletries)                           200,000           883,789
-----------------------------------------------------------------
SEMA Group PLC
  (Computer Software/Services)          500,000         7,250,977
-----------------------------------------------------------------
Spirax Sarco Engineering PLC
  (Machinery-Miscellaneous)             130,000         1,544,596
-----------------------------------------------------------------
St. Ives Group PLC (Containers)         201,000         1,586,670
-----------------------------------------------------------------
Stagecoach Holdings PLC
  (Transportation)                      390,000         3,605,469
-----------------------------------------------------------------
Taylor Woodrow PLC
  (Engineering & Construction)        1,450,000         3,658,040
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
UNITED KINGDOM-(CONTINUED)

TBI PLC (Real Estate)                   500,000   $       630,697
-----------------------------------------------------------------
Wetherspoon (J.D.) PLC
  (Restaurants)                         105,000         2,026,855
-----------------------------------------------------------------
                                                      136,348,391
-----------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                              1,012,303,342
-----------------------------------------------------------------

                                     PRINCIPAL        MARKET
                                      AMOUNT           VALUE
DOMESTIC CONVERTIBLE
CORPORATE BONDS-0.29%

Cityscape Financial Corp.,
  Conv. Deb., 6.00%, 05/01/06
  (Finance-Consumer Credit)
  (Acquired 08/06/96; cost
  $718,588)(c)                      $   520,000   $       549,095
-----------------------------------------------------------------
Eagle Hardware & Garden, Inc.,
  Conv. Deb., 6.25%, 03/15/01
  (Building Materials)                  335,000           542,700
-----------------------------------------------------------------
RAC Financial Group, Inc.,
  Conv. Deb., 7.25%, 08/15/03
  (Finance-Consumer Credit)
  (Acquired 09/06/96 - 09/30/96;
  cost $2,643,049)(b)                 2,154,000         3,834,120
-----------------------------------------------------------------
    Total Domestic Convertible
      Corporate Bonds                                   4,925,915
-----------------------------------------------------------------

REPURCHASE AGREEMENTS-3.16%(d)

Daiwa Securities America, Inc.,
  5.53%, 11/01/96(e)                    631,659           631,659
-----------------------------------------------------------------
Dresdner Securities, Inc.,
  5.54%, 11/01/96(f)                 54,000,000        54,000,000
-----------------------------------------------------------------
    Total Repurchase Agreements                        54,631,659
-----------------------------------------------------------------
TOTAL INVESTMENTS-100.19%                           1,729,881,025
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.19)%                                 (3,347,049)
-----------------------------------------------------------------
NET ASSETS-100.00%                                $ 1,726,533,976
=================================================================

Abbreviations:

ADR  - American Depository Receipts
Conv. - Convertible
Deb. - Debentures
GDR - Global Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value of this security as of October 31, 1996 was $2,039,178 which represented 0.12% of the Fund's net assets.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the securities Act of 1933, as ammended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1996 was $4,383,215, which represented 0.25% of net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collaterized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $200,030,778. Collaterized by $198,651,000 U.S. Treasury obligations, 4.75% to 9.25% due 11/30/97 to 06/30/99.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $1,528,249,227)                          $1,729,881,025
---------------------------------------------------------
Foreign currencies, at market value
  (cost $9,212,688)                             9,270,386
---------------------------------------------------------
Receivables for:
  Investments sold                              5,519,599
---------------------------------------------------------
  Capital stock sold                           15,022,002
---------------------------------------------------------
  Dividends and interest                        1,180,039
---------------------------------------------------------
Investment for deferred compensation
  plan                                              8,260
---------------------------------------------------------
Other assets                                      120,698
---------------------------------------------------------
    Total assets                            1,761,002,009
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        27,020,437
---------------------------------------------------------
  Capital stock reacquired                      2,538,633
---------------------------------------------------------
  Amount due to custodian bank                  1,534,176
---------------------------------------------------------
  Deferred compensation                             8,260
---------------------------------------------------------
Accrued advisory fees                           1,298,791
---------------------------------------------------------
Accrued administrative services fees                8,068
---------------------------------------------------------
Accrued directors' fees                             1,041
---------------------------------------------------------
Accrued distribution fees                       1,115,692
---------------------------------------------------------
Accrued transfer agent fees                       425,715
---------------------------------------------------------
Accrued operating expenses                        517,220
---------------------------------------------------------
    Total liabilities                          34,468,033
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $1,726,533,976
=========================================================

NET ASSETS:

Class A                                    $  919,318,683
=========================================================
Class B                                    $  807,215,293
=========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

CLASS A:

  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                  58,347,321
=========================================================

CLASS B:

  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                  51,810,099
=========================================================

CLASS A:

  Net asset value and redemption price
    per share                              $        15.76
=========================================================
  Offering price per share:
    (Net asset value divided by 95.25%)    $        16.55
=========================================================

CLASS B:

  Net asset value and offering price per
    share                                  $        15.58
=========================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $1,229,205 foreign
  withholding tax)                          $  8,040,717
--------------------------------------------------------
Interest                                       3,459,264
--------------------------------------------------------
    Total investment income                   11,499,981
--------------------------------------------------------

EXPENSES:

Advisory fees                                  8,571,918
--------------------------------------------------------
Administrative services fees                      86,330
--------------------------------------------------------
Directors' fees                                   10,321
--------------------------------------------------------
Distribution fees-Class A                      2,653,374
--------------------------------------------------------
Distribution fees-Class B                      4,217,606
--------------------------------------------------------
Custodian fees                                   965,443
--------------------------------------------------------
Transfer agent fees-Class A                    1,433,553
--------------------------------------------------------
Transfer agent fees-Class B                    1,374,718
--------------------------------------------------------
Other                                            422,711
--------------------------------------------------------
    Total expenses                            19,735,974
--------------------------------------------------------
Less: Expenses paid indirectly                   (14,962)
--------------------------------------------------------
    Net expenses                              19,721,012
--------------------------------------------------------
Net investment income (loss)                  (8,221,031)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) on sales of:
  Investment securities                      (32,146,548)
--------------------------------------------------------
  Foreign currencies                            (261,859)
--------------------------------------------------------
                                             (32,408,407)
--------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                      171,415,041
--------------------------------------------------------
  Foreign currencies                              19,161
--------------------------------------------------------
                                             171,434,202
--------------------------------------------------------
Net gain on investment securities and
  foreign currencies                         139,025,795
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $130,804,764
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                                    1996               1995
OPERATIONS:
  Net investment income (loss)                                                                 $   (8,221,031)     $ (1,185,880)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities and foreign currencies               (32,408,407)        2,414,201
-------------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and foreign currencies                     171,434,202        29,786,715
-------------------------------------------------------------------------------------------------------------------------------
         Net increase in net assets resulting from operations                                     130,804,764        31,015,036
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized capital gains:
  Class A                                                                                            (766,625)               --
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                            (520,242)               --
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                         657,118,189       146,731,096
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         635,669,948       101,870,873
-------------------------------------------------------------------------------------------------------------------------------
         Net increase in net assets                                                             1,422,306,034       279,617,005
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                                                               304,227,942        24,610,937
-------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                  $1,726,533,976      $304,227,942
===============================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                                   $1,557,038,579      $272,738,461
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                          (14,054)               --
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of investment securities and
    foreign currencies                                                                            (32,181,471)        1,232,761
-------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and foreign currencies                         201,690,922        30,256,720
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               $1,726,533,976      $304,227,942
===============================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers two different classes of shares: Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide above-average long-term growth of capital appreciation. The Fund seeks to achieve its objective by investing in a portfolio of global equity securities including securities of selected companies with relatively small market capitalization.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations -- Except as provided in the next sentence, a security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996, undistributed net investment income was increased by $8,206,977, paid-in capital reduced by $8,488,019 and undistributed net realized gains increased by $281,042 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $32,147,412 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004.
F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $86,330 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1996, AFS was paid $1,474,675 for such services.
  The Fund received reductions in transfer agency fees of $13,093 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $1,869 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $14,962 during the year ended October 31, 1996.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors an annual rate of 0.50% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs. Of the total compensation payable, the Fund pays a service fee of 0.25% to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, will pay AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $2,653,374 and $4,217,606, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,270,278 from the sales of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $84,130 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1996, the Fund incurred legal fees of $4,726 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-AFFILIATED COMPANY TRANSACTIONS

Affiliated issuers, as defined in the 1940 Act, are issuers in which the Fund held 5% or more of the outstanding voting securities. A summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1996, were as follows:

                        SHARE          SHARE          MARKET
                       BALANCE        BALANCE         VALUE
                     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
NAME OF ISSUER:         1995           1996           1996
                     ------------------------------------------
Marsman & Co., Inc.        --          6,616,000     $2,039,178
                     ------------------------------------------

                                                    REALIZED
                       PURCHASES        SALES         GAIN        DIVIDEND
                         COST           COST          LOSS         INCOME
                      -----------------------------------------------------
Marsman & Co., Inc.   $3,605,878     $    --        $  --         $15,243
                      -----------------------------------------------------

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $1,900,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996, on a tax basis, was $1,650,395,817 and $388,356,218, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows.

Aggregate unrealized appreciation of
  investment securities                       $264,209,277
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (62,611,540)
----------------------------------------------------------

Net unrealized appreciation of investment
  securities                                  $201,597,737
----------------------------------------------------------
Cost of investments for tax purposes is $1,528,283,288.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1996 and 1995 were as follows:

                               1996                     1995
                   ---------------------------   -----------------------
                     SHARES         AMOUNT         SHARES      AMOUNT
                   ----------   --------------   -----------  ----------
Sold:
  Class A          50,205,954     $748,519,743   13,970,703  $165,030,476
---------------    ----------   --------------   ----------  ------------
  Class B          45,280,451      673,914,740    8,888,670   106,907,530
---------------    ----------   --------------   ----------  ------------
Issued as
 reinvestment
  of dividends:
  Class A              56,549          727,221           --            --
---------------    ----------   --------------   ----------  ------------
  Class B              38,442          491,285           --            --
---------------    ----------   --------------   ----------  ------------
Reacquired:
  Class A          (6,124,044)     (92,128,775)  (1,563,927)  (18,299,380)
---------------    ----------   --------------   ----------  ------------
  Class B          (2,588,161)     (38,736,077)    (416,562)   (5,036,657)
---------------    ----------   --------------   ----------  ------------
                   86,869,191   $1,292,788,137   20,878,884  $248,601,969
                   ==========   ==============   ==========  ============

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's Advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share and Class B share outstanding during each of the years in the two-year period ended October 31, 1996 and the period September 15, 1994 (date operations commenced) through October 31, 1994.

                                                                             1996            1995         1994
                                                                           --------        --------     --------
CLASS A:

Net asset value, beginning of period                                       $  13.09        $  10.22     $  10.00
-------------------------------------------------------------------------  --------        --------     --------
Income from investment operations:
  Net investment income (loss)                                                (0.09)(a)       (0.09)(a)       --
-------------------------------------------------------------------------  --------        --------     --------
  Net gains on securities (both realized and unrealized)                       2.81            2.96         0.22
-------------------------------------------------------------------------  --------        --------     --------
         Total from investment operations                                      2.72            2.87         0.22
-------------------------------------------------------------------------  --------        --------     --------
Less distributions:
Distributions from net realized capital gains                                 (0.05)             --           --
-------------------------------------------------------------------------  --------        --------     --------
Net asset value, end of period                                             $  15.76        $  13.09     $  10.22
=========================================================================  ========        ========     ========
Total return(b)                                                               20.83%          28.08%        2.20%
=========================================================================  ========        ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                   $919,319        $186,029     $ 18,410
=========================================================================  ========        ========     ========
Ratio of expenses to average net assets                                        1.83%(c)(d)     2.11%        2.02%(e)(f)
=========================================================================  ========        ========     ========
Ratio of net investment income (loss) to average net assets                   (0.62)%(c)      (0.68)%       0.27%(f)(g)
=========================================================================  ========        ========     ========
Portfolio turnover rate                                                          44%             64%           2%
=========================================================================  ========        ========     ========
Average brokerage commission rate(h)                                       $ 0.0155             N/A          N/A
=========================================================================  ========        ========     ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios are based on average net assets of $530,674,844.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) After fee waivers and expense reimbursements. Ratio of expenses to average net assets before fee waivers and expense reimbursements is 4.03% (annualized) for 1994.
(f) Annualized.
(g) After fee waivers and expense reimbursements. Ratio of net investment income
    (loss) to average net assets before fee waivers and expense reimbursements is (1.74)% (annualized) for 1994.
(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                                                                             1996            1995            1994
                                                                           --------        --------        --------
CLASS B:

Net asset value, beginning of period                                       $  13.02        $  10.21        $  10.00
-------------------------------------------------------------------------  --------        --------        --------
Income from investment operations:
  Net investment income (loss)                                                (0.17)(a)       (0.14)(a)          --
-------------------------------------------------------------------------  --------        --------        --------
  Net gains on securities (both realized and unrealized)                       2.78            2.95            0.21
-------------------------------------------------------------------------  --------        --------        --------
         Total from investment operations                                      2.61            2.81            0.21
-------------------------------------------------------------------------  --------        --------        --------
Less distributions:
  Distributions net realized capital gains                                    (0.05)             --              --
-------------------------------------------------------------------------  --------        --------        --------
Net asset value, end of period                                             $  15.58        $  13.02        $  10.21
=========================================================================  ========        ========        ========
Total return(b)                                                               20.09%          27.52%           2.10%
=========================================================================  ========        ========        ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                   $807,215        $118,199        $  6,201
=========================================================================  ========        ========        ========
Ratio of expenses to average net assets                                        2.37%(c)(d)     2.62%           2.54%(e)(f)
=========================================================================  ========        ========        ========
Ratio of net investment income (loss) to average net assets                   (1.16)%(c)      (1.19)%         (0.25)%(f)(g)
=========================================================================  ========        ========        ========
Portfolio turnover rate                                                          44%             64%              2%
=========================================================================  ========        ========        ========
Average brokerage commission rate(h)                                       $ 0.0155             N/A             N/A
=========================================================================  ========        ========        ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios are based on average net assets of $421,760,605.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average assets would have been the same.
(e) After fee waivers and expense reimbursements. Ratio of expenses to average net assets before fee waivers and expense reimbursements is 4.43% (annualized) for 1994.
(f) Annualized.
(g) After fee waivers and expense reimbursements. Ratio of net investment income
    (loss) to average net assets before fee waivers and expense reimbursements is (2.14)% (annualized) for 1994.
(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                      INDEPENDENT AUDITORS' REPORT

                      The Board of Directors and Shareholders of
                      AIM International Funds, Inc.:

                      We have audited the accompanying statement of assets and liabilities of the AIM Global Aggressive Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the two-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and the financial highlights for the two-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                                                            DIRECTORS & OFFICERS


BOARD OF DIRECTORS                                    OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                                      Charles T. Bauer                             11 Greenway Plaza
Chairman and Chief Executive Officer                  Chairman                                     Suite 1919
A I M Management Group Inc.                                                                        Houston, TX 77046
                                                      Robert H. Graham
Bruce L. Crockett                                     President                                    INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                               John J. Arthur                               A I M Advisors, Inc.
COMSAT Corporation                                    Senior Vice President and Treasurer          11 Greenway Plaza
                                                                                                   Suite 1919
Owen Daly II                                          Carol F. Relihan                             Houston, TX 77046
Director                                              Senior Vice President
Cortland Trust Inc.                                   and Secretary                                TRANSFER AGENT

Carl Frischling                                       Gary T. Crum                                 A I M Fund Services, Inc.
Partner                                               Senior Vice President                        P.O. Box 4739
Kramer, Levin, Naftalis & Frankel                                                                  Houston, TX 77210-4739
                                                      Scott G. Lucas
Robert H. Graham                                      Senior Vice President                        CUSTODIAN
President and Chief Operating Officer
A I M Management Group Inc.                           Dana R. Sutton                               State Street Bank & Trust
                                                      Vice President and Assistant Treasurer       225 Franklin Street
John F. Kroeger                                                                                    Boston, MA 02110
Formerly Consultant                                   Robert G. Alley
Wendell & Stockel Associates, Inc.                    Vice President                               COUNSEL TO THE FUND

Lewis F. Pennock                                      Melville B. Cox                              Ballard Spahr
Attorney                                              Vice President                               Andrews & Ingersoll
                                                                                                   1735 Market Street
Ian W. Robinson                                       Jonathan C. Schoolar                         Philadelphia, PA 19103
Consultant; Formerly Executive                        Vice President
Vice President and                                                                                 COUNSEL TO THE DIRECTORS
Chief Financial Officer                               P. Michelle Grace
Bell Atlantic Management                              Assistant Secretary                          Kramer, Levin, Naftalis & Frankel
Services, Inc.                                                                                     919 Third Avenue
                                                      David L. Kite                                New York, NY 10022
Louis S. Sklar                                        Assistant Secretary
Executive Vice President                                                                           DISTRIBUTOR
Hines Interests                                       Nancy L. Martin
Limited Partnership                                   Assistant Secretary                          A I M Distributors, Inc.
                                                                                                   11 Greenway Plaza
                                                      Ofelia M. Mayo                               Suite 1919
                                                      Assistant Secretary                          Houston, TX 77046

                                                      Kathleen J. Pflueger                         AUDITORS
                                                      Assistant Secretary
                                                                                                   KPMG Peat Marwick LLP
                                                      Samuel D. Sirko                              700 Louisiana
                                                      Assistant Secretary                          NationsBank Bldg.
                                                                                                   Houston, TX 77002
                                                      Stephen I. Winer
                                                      Assistant Secretary

                                                      Mary J. Benson
                                                      Assistant Treasurer


REQUIRED  FEDERAL INCOME TAX INFORMATION

AIM Global Aggressive Growth Fund distributed long-term capital gains of $0.046 per share for Class A and Class B shares during its tax year ended October 31, 1996.

                               THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                               AGGRESSIVE GROWTH
                               AIM Aggressive Growth Fund*
                               AIM Capital Development Fund
                               AIM Constellation Fund
                               AIM Global Aggressive Growth Fund

                               GROWTH
    [PHOTO OF                  AIM Blue Chip Fund
   11 GREENWAY                 AIM Global Growth Fund
PLAZA APPEARS HERE]            AIM Growth Fund
                               AIM International Equity Fund
                               AIM Value Fund
                               AIM Weingarten Fund

                               GROWTH AND INCOME
                               AIM Balanced Fund
                               AIM Charter Fund

                               INCOME AND GROWTH
                               AIM Global Utilities Fund

                               HIGH CURRENT INCOME
                               AIM High Yield Fund

                               CURRENT INCOME
                               AIM Global Income Fund
                               AIM Income Fund

                               CURRENT TAX-FREE INCOME
                               AIM Municipal Bond Fund
                               AIM Tax-Exempt Bond Fund of CT
                               AIM Tax-Free Intermediate Shares

                               CURRENT INCOME AND HIGH DEGREE OF SAFETY
A I M Management Group Inc.    AIM Intermediate Government Fund
has provided leadership in
the mutual fund industry       HIGH DEGREE OF SAFETY AND CURRENT INCOME
since 1976 and currently       AIM Limited Maturity Treasury Shares
manages approximately $60
billion in assets for more     STABILITY, LIQUIDITY, AND CURRENT INCOME
than 3.5 million share-        AIM Money Market Fund
holders, including individual
investors, corporate clients,  STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
and financial institutions.    AIM Tax-Exempt Cash Fund
The AIM Family of Funds
--Registered Trademark--
is distributed nationwide,     *AIM Aggressive Growth Fund was closed to new
and AIM today ranks among      investors on July 18, 1995. For more complete
the nation's top 15 mutual     information about any AIM Fund(s), including
fund companies in assets       sales charges and expenses, ask your financial
under management, according    consultant or securities dealer for a free
to Lipper Analytical           prospectus(es). Please read the prospectus(es)
Services, Inc.                 carefully before you invest or send money.







[AIM LOGO APPEARS HERE]
                                                         ---------------
                                                            BULK RATE
A I M Distributors, Inc.                                   U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                  PAID
Houston, TX 77046                                          HOUSTON, TX
                                                         Permit No. 1919
                                                         ---------------